[Graphic: Pioneer Logo]


Pioneer
Micro-Cap
Fund

----------------------
ANNUAL REPORT 11/30/99
----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    5

Schedule of Investments                            8

Financial Statements                              14

Notes to Financial Statements                     19

Report of Independent Public Accountants          24

Trustees, Officers and Service Providers          25

Programs and Services for Pioneer Shareowners     26

The Pioneer Family of Mutual Funds                28

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Tax-Managed Fund. The Fund builds on Pioneer's 71-year value tradition, focusing on companies with quality management, market leadership, solid assets and attractively priced stocks. To receive a prospectus for our newest fund, which contains more information, including charges or expenses please contact your investment professional or call Pioneer at 1-800-225-6292. Please read the prospectus carefully before you invest or send money.

In October, Kenneth Fuller took over as the leader of Pioneer Micro-Cap Fund's portfolio management team. Mr. Fuller brings over 24 years of investment experience and we are delighted to have him at Pioneer. I encourage you to read the Portfolio Management Discussion where he shares his insights and strategies on the Fund.

Respectfully,

[Graphic: Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.
Chairman and President

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Data for pie chart]

U.S. Common Stocks                 90%
International Common Stocks         1%
Short-Term Cash Equivalents         9%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Data for pie chart]

Technology                         37%
Financial                          17%
Consumer Cyclicals                 14%
Consumer Staples                    8%
Basic Materials                     5%
Capital Goods                       5%
Healthcare                          4%
Energy                              4%
Transportation                      3%
Other                               3%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

----------------------------------------------------------------------------------------
  1. Brooks Automation, Inc.               3.77%    6. Applied Science &           2.56%
                                                       Technology, Inc.
----------------------------------------------------------------------------------------
  2. Xionics Document Technologies,        3.55     7. Netrix Corp.                2.34
     Inc.
----------------------------------------------------------------------------------------
  3. Aavid Thermal Technologies,           3.06     8. Sipex Corp.                 2.34
     Inc.
----------------------------------------------------------------------------------------
  4. PRI Automation, Inc.                  2.85     9. Celestial Seasonings,       2.31
                                                       Inc.
----------------------------------------------------------------------------------------
  5. ACT Manufacturing, Inc.               2.76    10. Prime Group Realty          2.20
                                                       Trust
----------------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $17.40         $13.85

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/98 - 11/30/99)      Dividends      Capital Gains       Capital Gains
                                 -              -                    -


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index.


----------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                               Public
                Net Asset      Offering
 Period           Value        Price*

 Life-of-Fund    8.06%          5.75%
 (2/28/97)

 1 Year         25.63          18.45
----------------------------------------

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[Data for mountain chart]

Growth of $10,000

                         Merrill
          Pioneer        Lynch
          Micro-Cap      Micro-Cap
          Fund*          Index
2/97       9425          10000
5/97       9874           9981
          11099          11620
11/97     11206          12053
          11540          12616
5/98      11051          12810
           7640           9282
11/98      9282          10770
           9603          11014
5/99      10769          12127
          11245          12557
11/99     11661          13662


The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  11/30/99       11/30/98
                            $17.07         $13.69

 Distributions per Share    Income         Short-Term          Long-Term
 (11/30/98 - 11/30/99)      Dividends      Capital Gains       Capital Gains
                                 -              -                    -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index.


----------------------------------------
 Average Annual Total Returns
 (As of November 30, 1999)

                   If         If
 Period           Held     Redeemed*

 Life-of-Fund    7.32%      6.35%
 (2/28/97)

 1 Year         24.69      20.69
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Data for mountain chart]

Growth of $10,000

                         Merrill
          Pioneer        Lynch
          Micro-Cap      Micro-Cap
          Fund*          Index
2/97      10000          10000
5/97      10473           9981
          11753          11620
11/97     11847          12053
          12173          12616
5/98      11633          12810
           8025           9282
11/98      9740          10770
          10067          11014
5/99      11263          12127
          11732          12557
11/99     11845          13662


The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99
--------------------------------------------------------------------------------

In the following discussion the leader of Pioneer's small and micro-cap investment team - Ken Fuller - reviews the market environment and the Fund's strategy for the year ending November 30, 1999. Mr. Fuller has been an investment professional for more than 24 years.

Q: How would you characterize the market environment for smaller value stocks over the last year?

A: For the first time in years, micro-cap stocks as a group, turned in better performance than the large capitalization issues that had been dominating the market. However, the fall of 1998 was one of the most difficult periods for micro-caps in recent memory as small stocks suffered when economic troubles in emerging markets spread. So, it is not very surprising that many of the stocks that were punished during certain periods of 1998, came back strong in 1999 after many of the emerging market economies stabilized.

Q:   How did Pioneer Micro-Cap Fund perform?

A: We believe it was a very successful year. The Fund's Class A shares generated a total return of 25.63% and Class B 24.69%, both at net asset value. The Fund's return was in line with the 26.84% return of the Merrill Lynch Micro-Cap Index, an unmanaged measure of stocks with market capitalizations between $50 million and $125 million. The Fund's return was also well ahead of the 5.17% return of the 306 small-cap value funds tracked by Lipper, Inc.* (Lipper is an independent firm that tracks mutual fund performance.)

Q:   How did the Fund perform on a sector level?

A: The technology sector was the strongest contributor to the Fund's performance. The growth of the Internet is a major factor in the impressive results posted by many technology firms. Fund holdings that are involved with the production of semiconductors were


*Effective September 30, 1999, Lipper began a new classification system for comparing funds. Pioneer Micro-Cap Fund is classified as a small-cap value fund in this new system. Under the old classification, Lipper placed the Fund in the micro-cap funds category.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99
--------------------------------------------------------------------------------

     especially strong, including Helix Technology and PRI Automation. Networking and software firms such as Netrix and XionicsDocument Technologies were also some of the Fund's best performers.

     The financial and retail areas detracted from performance. Many financial holdings were hurt as interest rate and credit quality concerns persisted. Highlands Insurance Group and First Washington Bancorp turned in disappointing results. Growing competition in the retail sector adversely affected holdings such as Gymboree and The Finish Line.

Q:   What are the key elements in your investment approach?

A: Our approach is team-oriented. The team members include analysts Dave Adams, Tom Crowley and Ann Marie Hanley, along with me as team-leader. Each member is responsible for evaluating the stock fundamentals of companies in a number of industries. The team meets formally each week to review and assess market data. In addition, we meet informally every day to manage the portfolio. We believe our team approach benefits shareowners by leveraging our resources to pursue the best investment decisions.

     We employ a disciplined strategy that is designed to identify the most attractive opportunities among micro-cap value stocks (those with market capitalizations under $300 million) across a wide range of industries. Overall, stocks that make up the portfolio are those we think have the greatest potential to provide shareowners with solid returns and below-average risk over time. However, investors should understand that micro-cap stocks, because of their size, often face challenges and therefore entail more risk - such as lack of liquidity - that larger, more established companies don't face.

Q:   Why is a stock's liquidity important?

A: Liquidity, a measure of how easy it is to trade stocks, is another important but often-overlooked means of gauging value. One of the risks investors of small stocks face is the propensity for these stocks to

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99
--------------------------------------------------------------------------------

     become illiquid. Once a stock becomes illiquid it is very difficult to sell. By gradually increasing the Fund's median market capitalization over time, we hope to avoid many of the smaller companies that often can become illiquid. Currently the portfolio's median market capitalization is $165.8 million.

Q:   Did mergers or acquisitions influence the portfolio?

A: Yes, they did. Over the past two years, valuations for micro-cap companies have dropped to levels whereby it's becoming more common for these companies to be acquired. The Fund benefited from a number of mergers over the year, most recently when Ekco, a company known for its household items, was purchased by Corning Consumer Products. We have also seen increasing occurrences of company managements purchasing all of the stock of a public company at a premium, rather than remaining public.

Q:   Did the Fund participate in any initial public offerings (IPOs)?

A: Yes, and they were positive contributors to the Fund's performance. The market for IPOs has been very favorable during the past year, and many of our IPO investments quickly met our valuation targets and were sold. Among the IPO holdings that doubled in value, but were subsequently sold, were ivillage, Brocade Communication Systems and pcOrder.com. These investments entail risks, and there is no assurance that IPO investments will continue to be significant contributors to the Fund's performance.

Q:   What is your outlook for micro-cap stocks?

A: While the smallest-capitalization stocks have recovered from their extreme lows of 1998, we still believe the valuations for micro-caps have a long way to go before they come close to the long-term averages. Our optimism for micro-caps has not waned and regardless of what happens in the market in the coming year, we will stick with our stock-by-stock selection process to build a diversified portfolio that can serve investors well over time.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99
--------------------------------------------------------------------------------

Shares                                                             Value
             COMMON STOCKS - 91.3%
             Basic Materials - 4.9%
             Agricultural Products - 0.4%
  22,500     Alico, Inc.                                     $   362,812
                                                             -----------
             Chemicals (Specialty) - 1.9%
  70,000     Vallen Corp.*                                   $ 1,732,500
                                                             -----------
             Iron & Steel - 1.1%
  75,000     IMCO Recycling, Inc.                            $   965,625
                                                             -----------
             Paper & Forest Products - 1.5%
  53,600     Deltic Timber Corp.                             $ 1,380,200
                                                             -----------
             Total Basic Materials                           $ 4,441,137
                                                             -----------
             Capital Goods - 4.2%
             Aerospace/Defense - 1.1%
 180,000     First Aviation Services, Inc.*                  $   967,500
                                                             -----------
             Electrical Equipment - 1.7%
  32,000     Genlyte Group, Inc.*                            $   772,000
  34,000     Power-One, Inc.*                                    807,500
                                                             -----------
                                                             $ 1,579,500
                                                             -----------
             Office Equipment & Supplies - 0.3%
  39,900     Nashua Corp.*                                   $   294,262
                                                             -----------
             Metal Fabricators - 1.1%
 160,000     N N Ball & Roller, Inc.                         $ 1,040,000
                                                             -----------
             Total Capital Goods                             $ 3,881,262
                                                             -----------
             Communication Services - 0.3%
             Telephone - 0.3%
  50,000     Boston Communications Group, Inc.*              $   273,438
                                                             -----------
             Total Communication Services                    $   273,438
                                                             -----------
             Consumer Cyclicals - 13.1%
             Consumer (Jewelry, Novelties & Gifts) - 0.6%
  36,000     Koala Corp.*                                    $   515,250
                                                             -----------
             Footwear - 1.2%
 125,800     Barry (R.G.)*                                   $   542,512
  45,000     Vans, Inc.*                                         537,188
                                                             -----------
                                                             $ 1,079,700
                                                             -----------


8  The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                         Value
             Household Furnishing & Appliances - 2.5%
  38,000     Bassett Furniture Industries, Inc.          $   605,625
  25,000     ITI Technologies, Inc.*                         746,875
 104,600     Lo-Jack Corp.*                                  810,650
  20,000     Recoton Corp.*                                  161,250
                                                         -----------
                                                         $ 2,324,400
                                                         -----------
             Leisure Time (Products) - 0.6%
  33,000     Equity Marketing Inc.*                      $   528,000
                                                         -----------
             Retail (Department Stores) - 0.7%
 100,000     Elder-Beerman Stores Corp.*                 $   637,500
                                                         -----------
             Retail (Home Shopping) - 1.7%
  55,000     Coldwater Creek Inc.*                       $ 1,540,000
                                                         -----------
             Retail (Specialty) - 3.4%
  50,000     Guitar Center Inc.*                         $   537,500
  70,000     Lithia Motors Inc.*                           1,325,625
 143,000     West Marine, Inc.*                            1,224,438
                                                         -----------
                                                         $ 3,087,563
                                                         -----------
             Retail (Specialty-Apparel) - 1.6%
  87,000     The Finish Line Inc.*                       $   576,375
  30,000     Gymboree Corp.*                                 183,750
  74,000     United Retail Group Inc.*                       684,500
                                                         -----------
                                                         $ 1,444,625
                                                         -----------
             Services (Commercial & Consumer) - 0.8%
  70,000     Right Management Consultants, Inc.*         $   765,625
                                                         -----------
             Total Consumer Cyclicals                    $11,922,663
                                                         -----------
             Consumer Staples - 7.7%
             Foods - 3.7%
  93,000     Celestial Seasonings, Inc.*                 $ 1,923,938
  32,000     J & J Snack Foods Corp.*                        600,000
 160,000     Zapata Corp.*                                   870,000
                                                         -----------
                                                         $ 3,393,938
                                                         -----------
             Household Products (Non-Durables) - 1.2%
  30,000     National Presto Industries, Inc.            $ 1,057,500
                                                         -----------
             Restaurants - 1.5%
 160,000     Taco Cabana, Inc.*                          $ 1,390,000
                                                         -----------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
               Services (Facilities & Environment) - 0.8%
   61,640      Tetra Tech, Inc.*                                   $   701,155
                                                                   -----------
               Specialty Printing - 0.5%
   51,000      Ennis Business Forms, Inc.                          $   457,406
                                                                   -----------
               Total Consumer Staples                              $ 6,999,999
                                                                   -----------
               Energy - 3.3%
               Oil & Gas (Exploration/Production) - 3.3%
4,700,000      Abacan Resource Corp.*                              $   564,000
   60,000      St . Mary Land & Exploration Co.                      1,252,500
  100,000      Tom Brown Inc.*                                       1,168,750
                                                                   -----------
               Total Energy                                        $ 2,985,250
                                                                   -----------
               Financial - 15.5%
               Banks - 1.1%
   55,000      Capital Crossing Bank*                              $   756,250
   24,000      Sun Bancorp, Inc.*                                      276,000
                                                                   -----------
                                                                   $ 1,032,250
                                                                   -----------
               Consumer Finance - 0.1%
   60,000      United PanAm Financial Corp.*                       $   112,500
                                                                   -----------
               Financial (Diversified) - 8.1%
   75,000      Dollar Thrifty Automotive Group, Inc.*+             $ 1,481,250
   60,000      First Washington Realty Trust, Inc.                   1,072,500
   55,000      Lasalle Hotel Properties                                653,125
   70,000      Microfinancial, Inc.                                    791,875
   25,000      Pennsylvania Real Estate Investment Trust, Inc.         426,563
  130,000      Prime Group Realty Trust+                             1,828,125
  280,000      Transmedia Network Inc.*                                700,000
   50,000      Wellsford Real Properties, Inc.                         393,750
                                                                   -----------
                                                                   $ 7,347,188
                                                                   -----------
               Insurance (Property/Casualty) - 2.6%
  150,000      Gainsco, Inc.                                       $   890,625
  110,000      Highlands Insurance Group*                              797,500
   21,000      Miix Group, Inc.                                        286,125
   25,000      Philadelphia Consolidated Holding Corp.*                365,625
                                                                   -----------
                                                                   $ 2,339,875
                                                                   -----------


10 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
             Savings & Loan Companies - 3.6%
  44,000     Bay View Capital Corp.                           $   737,000
  50,000     First SecurityFed Financial Inc.                     581,250
  80,000     First Washington Bancorp Inc.                      1,320,000
  22,824     Washington Mutual                                    661,896
                                                              -----------
                                                              $ 3,300,146
                                                              -----------
             Total Financial                                  $14,131,959
                                                              -----------
             Healthcare  - 3.7%
             Biotechnology - 1.3%
 275,000     Texas Biotechnology Corp.*                       $ 1,168,750
                                                              -----------
             Healthcare (Hospital Management) - 0.9%
  70,000     Triad Hospitals Inc.*                            $   866,250
                                                              -----------
             Healthcare (Medical Products/Supplies) - 1.5%
  45,000     ArQule, Inc.*                                    $   275,625
  23,000     Ventana Medical Systems Inc.*                        500,250
  40,000     Young Innovations, Inc.*                             577,500
                                                              -----------
                                                              $ 1,353,375
                                                              -----------
             Total Healthcare                                 $ 3,388,375
                                                              -----------
             Technology - 33.4%
             Communications Equipment - 0.7%
  82,000     Cidco Inc.*                                      $   661,125
                                                              -----------
             Computers (Networking) - 2.4%
  25,000     Navidec Inc.*                                    $   264,062
 216,500     Netrix Corp.*                                      1,948,500
                                                              -----------
                                                              $ 2,212,562
                                                              -----------
             Computers (Software & Services) - 6.8%
  65,000     Avid Technology Inc.*                            $   719,063
  85,000     JDA Software Group Inc.*                           1,190,000
  85,000     The Vanitive Corp.*                                1,317,500
 400,000     Xionics Document Technologies, Inc.*               2,950,000
                                                              -----------
                                                              $ 6,176,563
                                                              -----------
             Electronics (Component Distributors) - 8.3%
  75,000     ACT Manufacturing, Inc.*                         $ 2,292,187
 110,000     Aavid Thermal Technologies, Inc.*                  2,543,750
  40,600     Parlex Corp.*                                        776,475
 140,000     Sipex Corp.*                                       1,942,500
                                                              -----------
                                                              $ 7,554,912
                                                              -----------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                     Value
             Electronics (Semiconductors) - 0.5%
  15,000     Rudolph Technologies Inc.*              $   427,500
                                                     -----------
             Equipment (Semiconductors) - 13.0%
  63,000     Align-Rite International Inc.*          $ 1,189,125
  90,000     Applied Science & Technology, Inc.*       2,126,250
  39,000     ATMI, Inc.*                               1,187,063
 115,000     Brooks Automation, Inc.*                  3,133,750
  30,000     Helix Technology Corp.                    1,214,531
  50,000     PRI Automation, Inc.*                     2,368,750
  60,000     Tegal Corp.*                                193,125
  10,000     Watkins-Johnson Co.                         388,125
                                                     -----------
                                                     $11,800,719
                                                     -----------
             Services (Computer Systems) - 1.7%
 112,500     Centigram Communications Corp.*         $ 1,575,000
                                                     -----------
             Total Technology                        $30,408,381
                                                     -----------
             Transportation - 3.1%
             Railroads - 1.8%
  98,500     RailTex, Inc.*                          $ 1,662,187
                                                     -----------
             Truckers - 1.3%
 125,000     Consolidated Freightways Corp.*         $ 1,140,625
                                                     -----------
             Total Transportation                    $ 2,802,812
                                                     -----------
             Utilities - 2.1%
             Natural Gas - 2.1%
  31,000     NUI Corp.                               $   780,813
 155,000     Southwestern Energy Co.                   1,152,760
                                                     -----------
             Total Utilities                         $ 1,933,573
                                                     -----------
             TOTAL COMMON STOCKS
             (Cost $79,489,914)                      $83,168,849
                                                     -----------


12 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                      Value
                TEMPORARY CASH INVESTMENTS - 8.7%
                Commercial Paper - 8.7%
$3,078,000      American Express Credit Corp., 5.55%, 12/3/99         $ 3,078,000
 2,400,000      Ford Motor Credit Corp., 5.72%, 12/1/99                 2,400,000
 2,437,000      Travelers Property Casualty Corp., 5.74%, 12/2/99       2,437,000
                                                                      -----------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $7,915,000)                                     $ 7,915,000
                                                                      -----------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $87,404,914) (a)(b)                             $91,083,849
                                                                      -----------

+ Portions of these investments have been pledged to cover margin requirements for futures contracts at November 30, 1999.
*   Non-income producing security.
(a) At November 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $88,500,709 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $16,999,601

    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (14,416,461)
                                                                    -----------
    Net unrealized gain                                             $ 2,583,140
                                                                    -----------

(b) At November 30, 1999, the Fund had a capital loss carryforward of $1,666,148 which will expire by 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1999, aggregated $64,360,313 and $87,349,709, respectively.


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
BALANCE SHEET 11/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $7,915,000) (cost $87,404,914)                        $91,083,849
  Cash                                                                           702
  Receivables -
   Investment securities sold                                                181,714
   Fund shares sold                                                           86,828
   Dividends and interest                                                     24,710
  Organizational costs - net                                                  11,355
  Other                                                                        6,428
                                                                         -----------
     Total assets                                                        $91,395,586
                                                                         -----------

LIABILITIES:
  Payables -
   Investment securities purchased                                       $   469,331
   Fund shares repurchased                                                   128,411
   Variation margin                                                           43,200
  Due to affiliates                                                          219,265
  Accrued expenses                                                           110,002
                                                                         -----------
     Total liabilities                                                   $   970,209
                                                                         -----------

NET ASSETS:
  Paid-in capital                                                        $89,643,019
  Accumulated net realized loss on investments and futures contracts      (3,076,494)
  Net unrealized gain on investments and futures contracts                 3,858,852
                                                                         -----------
     Total net assets                                                    $90,425,377
                                                                         ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $33,714,150/1,937,889 shares)                        $     17.40
                                                                         ===========
  Class B (based on $56,711,227/3,322,743 shares)                        $     17.07
                                                                         ===========

MAXIMUM OFFERING PRICE:
  Class A                                                                $     18.46
                                                                         ===========


14 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 11/30/99

INVESTMENT INCOME:
  Dividends                                                   $   864,019
  Interest                                                        286,174
                                                              -----------
    Total investment income                                                     $ 1,150,193
                                                                                -----------

EXPENSES:
  Management fees                                             $   936,624
  Transfer agent fees
   Class A                                                        138,361
   Class B                                                        202,483
  Distribution fees
   Class A                                                         83,144
   Class B                                                        545,941
  Administrative fees                                              29,004
  Custodian fees                                                   36,611
  Registration fees                                                53,274
  Professional fees                                                52,131
  Printing                                                         36,646
  Organization costs                                                5,862
  Fees and expenses of nonaffiliated trustees                      27,725
  Miscellaneous                                                    12,710
                                                              -----------
    Total expenses                                                              $ 2,160,516
    Less fees paid indirectly                                                       (31,539)
                                                                                -----------
    Net expenses                                                                $ 2,128,977
                                                                                -----------
     Net investment loss                                                        $  (978,784)
                                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:

  Net realized gain (loss) from:
   Investments                                                $ 7,356,219
   Futures contracts                                             (404,639)      $ 6,951,580
                                                              -----------       -----------
  Change in net unrealized gain or loss on:
   Investments                                                $13,161,154
   Futures contracts                                              179,917       $13,341,071
                                                              -----------       -----------
    Net gain on investments and futures contracts                               $20,292,651
                                                                                -----------
    Net increase in net assets resulting from operations                        $19,313,867
                                                                                ===========


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 11/30/99 and 11/30/98

                                                               Year               Year
                                                              Ended              Ended
                                                             11/30/99           11/30/98
FROM OPERATIONS:
  Net investment loss                                      $   (978,784)      $ (1,455,642)
  Net realized gain (loss) on investments and futures
    contracts                                                 6,951,580        (10,063,557)
  Change in net unrealized gain or loss on investments
    and futures contracts                                    13,341,071        (12,712,316)
                                                           ------------       ------------
   Net increase (decrease) in net assets resulting from
     operations                                            $ 19,313,867       $(24,231,515)
                                                           ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain:
   Class A ($0.00 and $1.07 per share, respectively)       $         -        $ (3,170,761)
   Class B ($0.00 and $1.07 per share, respectively)                 -          (4,352,791)
                                                           ------------       ------------
    Total distributions to shareholders                    $         -        $ (7,523,552)
                                                           ------------       ------------

FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $ 24,805,249       $ 30,957,122
  Reinvestment of distributions                                      -           6,150,072
  Cost of shares repurchased                                (47,473,545)       (34,367,830)
                                                           ------------       ------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                               $(22,668,296)      $  2,739,364
                                                           ------------       ------------
   Net decrease in net assets                              $ (3,354,429)      $(29,015,703)

NET ASSETS:
  Beginning of year                                          93,779,806        122,795,509
                                                           ------------       ------------
  End of year (including accumulated undistributed net
    investment income of $0, and $0, respectively)         $ 90,425,377       $ 93,779,806
                                                           ============       ============

                                      '99 Shares      '99 Amount           '98 Shares     '98 Amount
CLASS A
Shares sold                              856,949     $ 13,979,576             767,876     $12,406,032
Reinvestment of distributions                  -                -             176,116       2,828,423
Less shares repurchased               (1,556,258)     (24,279,765)         (1,211,206)    (17,264,814)
                                      ----------     ------------          ----------     -----------
  Net decrease                          (699,309)    $(10,300,189)           (267,214)    $(2,030,359)
                                      ==========     ============          ==========     ===========

CLASS B
Shares sold                              670,941     $ 10,825,673           1,146,851     $18,551,090
Reinvestments of distributions                 -                -             207,863       3,321,649
Less shares repurchased               (1,529,946)     (23,193,780)         (1,167,093)    (17,103,016)
                                      ----------     ------------          ----------     -----------
  Net increase (decrease)               (859,005)    $(12,368,107)            187,621     $ 4,769,723
                                      ==========     ============          ==========     ===========


16 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                          Year          Year         2/28/97
                                                          Ended        Ended            to
                                                        11/30/99      11/30/98      11/30/97(a)
CLASS A
Net asset value, beginning of period                    $ 13.85       $ 17.84        $ 15.00
                                                        -------       -------        -------
Increase (decrease) from investment operations:
 Net investment loss                                    $ (0.08)      $ (0.15)       $  (0.07)
 Net realized and unrealized gain (loss) on
   investments and futures contracts                       3.63         (2.77)          2.91
                                                        -------       -------        -------
  Net increase (decrease) from investment
    operations                                          $  3.55       $ (2.92)       $  2.84
Distributions to shareholders:
 Net realized gain                                            -         (1.07)             -
                                                        -------       -------        -------
Net increase (decrease) in net asset value              $  3.55       $ (3.99)       $  2.84
                                                        -------       -------        -------
Net asset value, end of period                          $ 17.40       $ 13.85        $ 17.84
                                                        =======       =======        =======
Total return*                                             25.63%       (17.17)%        18.93%
Ratio of net expenses to average net assets+               2.02%         1.85%          1.76%**
Ratio of net investment loss to average net assets+       (0.71)%       (0.83)%        (0.60)%**
Portfolio turnover rate                                      78%           81%            55%**
Net assets, end of period (in thousands)                $33,714        36,528        $51,825
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
 Net expenses                                              2.02%         1.85%          2.12%**
 Net investment loss                                      (0.71)%       (0.83)%        (0.96)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
 Net expenses                                              1.98%         1.84%          1.70%**
 Net investment loss                                      (0.67)%       (0.82)%        (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                          Year          Year         2/28/97
                                                          Ended        Ended            to
                                                        11/30/99      11/30/98      11/30/97(a)
CLASS B
Net asset value, beginning of period                    $ 13.69       $ 17.77        $ 15.00
                                                        -------       -------        -------
Increase (decrease) from investment operations:
 Net investment loss                                    $ (0.24)      $ (0.25)       $ (0.16)
 Net realized and unrealized gain (loss) on
   investments and futures contracts                       3.62         (2.76)          2.93
                                                        -------       -------        -------
  Net increase (decrease) from investment
    operations                                          $  3.38       $ (3.01)       $  2.77
Distributions to shareholders:
 Net realized gain                                            -         (1.07)             -
                                                        -------       -------        -------
Net increase (decrease) in net asset value              $  3.38       $ (4.08)       $  2.77
                                                        -------       -------        -------
Net asset value, end of period                          $ 17.07       $ 13.69        $ 17.77
                                                        =======       =======        =======
Total return*                                             24.69%       (17.78)%        18.47%
Ratio of net expenses to average net assets+               2.73%         2.55%          2.48%**
Ratio of net investment loss to average net assets+       (1.42)%       (1.53)%        (1.32)%**
Portfolio turnover rate                                      78%           81%            55%**
Net assets, end of period (in thousands)                $56,711       $57,252        $70,971
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
 Net expenses                                              2.73%         2.55%          2.81%**
 Net investment loss                                      (1.42)%       (1.53)%        (1.65)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
 Net expenses                                              2.69%         2.54%          2.42%**
 Net investment loss                                      (1.38)%       (1.52)%        (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.


18 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded on trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                              (continued)
--------------------------------------------------------------------------------

     that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.

B.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging or trading strategies and potentially result in a loss.

     At November 30, 1999, open futures contracts were as follows:

--------------------------------------------------------------------------------------
                                     Number of   Settlement     Market     Unrealized
Type                                 Contracts      Month       Value         Gain
-------------------------------------------------------------------------------------
  Russell 2000 Future, Exp Dec 99       18         12/99     $4,071,600    $179,917
--------------------------------------------------------------------------------------

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 1999, the Fund has reclassified $978,784 and $55,704 from paid-in-capital to accumulated net investment loss and accumulated net realized loss on investments and futures contracts, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.   Fund Shares

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $12,108 in underwriting commissions on the sale of fund shares during the year ended November 30, 1999.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

F.   Deferred Organization Costs

     The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems any of its initial investment prior to the end of the amortization

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                              (continued)
--------------------------------------------------------------------------------

     period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1999, $88,643 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $73,474 in transfer agent fees payable to PSC at November 30, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $57,148 in distribution fees payable to PFD at November 30, 1999.

In addition, redemptions of each Class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                              (continued)
--------------------------------------------------------------------------------

redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 1999, CDSCs in the amount of $388,700 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1999, the Fund's expenses were reduced by $31,539 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 1999, the Fund had no borrowings under this agreement.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Micro-Cap Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Micro-Cap Fund as of November 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Micro-Cap Fund as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 7, 2000

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Eric W. Reckard, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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THE PIONEER FAMILY OF MUTUAL FUNDS
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For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


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                            This page for your notes.




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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[Graphic: Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street                                  7246-00-0100
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com              [Recycle logo] Printed on Recycled Paper